RAMIUS DYNAMIC REPLICATION FUND
A series of the Investment Managers Series Trust

Supplement dated April 24, 2012, to the
Summary Prospectus dated March 6, 2012, and the Prospectus dated March 1, 2012

Effective April 24, 2012, the performance benchmark shown in the Fund’s prospectus is changing from the HFRI Fund Weighted Composite Index to the HFRX Global Hedge Fund Index.  The new benchmark is an investable index that is designed to be representative of the overall composition of the hedge fund universe.

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The table titled “Average Annual Total Returns” and the following paragraph on page 5 of the Summary Prospectus and page 7 of the Prospectus are replaced in their entirety by the following table and disclosures.

Average Annual Total Returns as of December 31, 2011	One Year	Since Inception (July 22, 2010) Annualized
Class I - Return Before Taxes	-3.44%	-1.25%
Class I - Return After Taxes on Distributions*	-3.82%	-1.58%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	-2.06%	-1.19%
Class A - Return Before Taxes	-8.87%	-5.20%
HFRX Global Hedge Fund Index (does not reflect deduction for fees, expenses or taxes)	-8.87%	2.58%
HFRI Fund Weighted Composite Index (does not reflect deduction for fees, expenses or taxes)	-4.83%	2.53%
*
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The HFRX Global Hedge Fund Index is a global investable index that is designed to be representative of the overall composition of the hedge fund universe. The Index is comprised of all eligible hedge fund strategies, which are then asset weighted based on the distribution of assets in the hedge fund industry.  There are over 40 constituent funds in the Index.  Constituent funds report daily and monthly performance, net of all fees, in U.S. dollars and typically have a minimum of $50 million under management and a 24-month track record of active performance.

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds. Constituent funds report monthly performance, net of all fees, in U.S. dollars and have a minimum of $50 million under management or a 12-month track record of active performance. The Index does not include funds of hedge funds.

Effective April 24, 2012, the Fund’s performance benchmark is the HRFX Global Hedge Fund Index.  The Advisor believes the Index is a better performance benchmark for comparison to the Fund because the Index is asset weighted based on the distribution of assets in the hedge fund industry, while the funds in the HFRI Fund Weighted Composite Index are equally weighted.

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The section titled “Principal Risks” on page 4 of the Summary Prospectus and page 11 of the Prospectus is supplemented by adding the following:

Portfolio Turnover Risk.  The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year.  Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Fund’s performance.

Please file this Prospectus Supplement with your records.